UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2021
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 West Huron St.		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement
On November 10, 2021, GoHealth, Inc. (the “Company”) entered into Amendment No. 6 to the Credit Agreement and Incremental Facility Agreement (“Amendment No. 6”). Amendment No. 6 amends the original credit agreement, dated as of September 13, 2019, as amended by Amendment No. 1 to the Credit Agreement and Incremental Facility Amendment, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2 to the Credit Agreement, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as June 11, 2020, Amendment No. 4 to the Credit Agreement and Incremental Facility Agreement, dated as of May 7, 2021, and Amendment No. 5 to the Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021.
Amendment No. 6 provides $100.0 million of incremental term loans, or the “2021-2 Incremental Term Loans”. The 2021-2 Incremental Term Loans bear interest at either (i) alternate base rate (“ABR”) plus 4.00% per annum or (ii) LIBOR plus 5.00% per annum. Amendment No. 6 further provides that the 2021 Incremental Term Loans, from and after the 2021-2 Incremental Term Loans Closing Date, will bear interest at either (i) alternate base rate (“ABR”) plus 4.00% per annum or (ii) LIBOR plus 5.00% per annum.
A copy of Amendment No. 6 is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of Amendment No. 6 is qualified in its entirety by reference to the full text of Amendment No. 6. Any capitalized terms used herein and not defined shall have the meaning provided in Amendment No. 6.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
10.1
Amendment No. 6 to the Credit Agreement and Incremental Facility Agreement, dated as of November 10, 2021, among Norvax, LLC, as borrower, Blizzard Midco, LLC, as a guarantor, the other guarantors party thereto, Owl Rock Capital Corporation, as administrative agent, collateral agent and swingline lender and the other lenders from time to time party thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

Date:	November 10, 2021	By:	/s/ Travis J. Matthiesen
Travis J. Matthiesen Chief Financial Officer (Principal Financial and Accounting Officer)